SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ABERDEEN AUSTRALIA EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

(800) 451-6788

March 19, 2004

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 11:30 a.m. (Eastern time), on Tuesday, April 20, 2004 at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s stockholders will vote for the election of the Fund’s Class I Directors for three-year terms, and a Class III Director for a two-year term, in each case until their respective successors are duly elected and qualify. Stockholders will also be asked to vote on two proposals relating to corporate governance. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to you as a stockholder.

Your Directors recommend that you vote FOR each of the proposed Class I Director nominees and the proposed Class III Director nominee. Your Directors make no recommendations as to your votes regarding the corporate governance proposals.

Hugh Young

on behalf of the Board of Directors

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 20, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey, on Tuesday, April 20, 2004, at 11:30 a.m. (Eastern time), for the following purposes:

(1)(A)	To elect two Directors to serve as Class I Directors, each for a three-year term and until his successor is duly elected and qualifies;

(1)(B)	To elect one Director to serve as a Class III Director for a two-year term and until his successor is duly elected and qualifies;

(2)	To vote on a proposal regarding director qualifications, in order to express stockholder recommendations;

(3)	To vote on a proposal regarding the vote required to elect directors, in order to express stockholder recommendations; and

(4)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Roy M. Randall, Secretary

Newark, New Jersey

March 19, 2004

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN AUSTRALIA EQUITY FUND, INC.

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

Annual Meeting of Stockholders

April 20, 2004

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey, on Tuesday, April 20, 2004, at 11:30 a.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 22, 2004 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted FOR Proposals 1(A) and 1(B). With respect to Proposals 2 and 3, the proxy card grants no discretionary voting authority to the proxy holder, and proxies will be voted only in accordance with instructions on the proxy card. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

The election of Class I Directors (Proposal 1(A)) and the election of a Class III Director (Proposal 1(B)) requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock that are outstanding and entitled to vote thereon. An abstention as to Proposal 1(A) or 1(B) will be treated as present and will have the effect of a vote “against” that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “FOR” Proposals 1(A) and 1(B).

Approval of each of Proposals 2 and 3 requires the affirmative vote of a majority of votes cast at the Meeting. An abstention as to either of Proposals 2 or 3 is not a “vote cast” and will not have an effect on the outcome of either Proposal 2 or Proposal 3. There will be no broker non-votes with respect to Proposals 2 and 3.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting as to that proposal or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of March 1, 2004, the Fund had 16,777,298 shares of common stock outstanding.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2003, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management, 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL, 33301, Telephone: 1-800-522-5465.

PROPOSAL 1(A): ELECTION OF CLASS I DIRECTORS

PROPOSAL 1(B): ELECTION OF CLASS III DIRECTOR

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Investment Manager or the Investment Adviser, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

Messrs. Anthony E. Aaronson, Neville J. Miles and John T. Sheehy were elected by stockholders as Class I Directors to serve until the 2004 Annual Meeting and until their successors are duly elected and qualify. Effective February 2004, the Board of Directors, including the Independent Directors, upon the recommendation of the Board’s Nominating Committee, which is composed entirely of Independent Directors, re-designated Mr. Sheehy as a Class III Director to fill a vacancy created by the resignation of Mr. Laurence S. Freedman as a Class III Director. The Board of Directors then reduced the size of the Board to eight directors. Although, pursuant to the provisions of Maryland law and the Fund’s charter, Mr. Sheehy was elected by the Board to fill the full remainder of the current term of a Class III Director, expiring in 2006, Mr. Sheehy has asked, and the Board has agreed, that he will stand for election at the 2004 Annual Meeting for the remainder of his term as a Class III Director.

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating Committee, has nominated Messrs. Aaronson and Miles to serve as Class I Directors for three-year terms to expire at the Annual Meeting of Stockholders to be held in 2007, and Mr. Sheehy to serve as a Class III Director for a two-year term to expire at the Annual Meeting of Stockholders to be held in 2006, in each case until their respective successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote FOR the election of Messrs. Aaronson and Miles to serve as Class I Directors and the election of Mr. Sheehy to serve as a Class III Director. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class I Directors (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2007)

Independent Directors

Anthony E. Aaronson‡ 116 South Anita Avenue Los Angeles, CA 90049 Age: 67	Class I Director/ Nominee	Current term expires 2004; Director since 1985	Mr. Aaronson has been a textile agent for over ten years. He was Director of the Textile Association of Los Angeles from 1991 to 2000. Mr. Aaronson has extensive experience in the management of private investments. He served as Chairman of the Audit Committee of the Board of the Fund from the inception of the Fund until 2000.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Neville J. Miles†° 2 Paddington Street Paddington, NSW 2021 Australia Age: 57	Class I Director/ Nomineee	Current term expires 2004; Director since 1996

Mr. Miles has over 20 years of international investment banking experience. He was formerly head of Corporate Treasury at Westpac Banking Corporation and Managing Director of Ord Minnett Securities Limited (stockbrokers). Mr. Miles has extensive experience in the areas of corporate acquisitions and equity offerings.

Mr. Miles is currently an investor and real estate developer. He has served, for over five years, as a Director of Ballyshaw Pty. Ltd. (investing/consulting) and Dawnglade Pty. Ltd. (real estate investment), and has served as a Director of Villaren Pty. Ltd. (real estate investment company) since 1999; Sonic Communications Pty. Ltd. since 2000; and Commsecure Limited since 2002.

				3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders Limited (investment company).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class II Directors (Term expiring at the Annual Meeting to be held in 2005)
Interested Director

Hugh Young ** 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 45	Class II Director	Term expires 2005; Director since 2001

Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002 and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager (effective March 8, 2004), since 1991. Mr. Young has also served as Managing Director of Aberdeen International Fund Managers Limited, an affiliate of the Fund’s Investment Manager and Investment Adviser, since 1998, and as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) and the Investment Adviser, since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

				1	Mr. Young is a director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

David L. Elsum, A.M.† c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 66	Class II Director#	Term expires 2005; Director since 1985

Mr. Elsum has over 20 years of experience in investment and insurance markets. He was a member of the Corporations and Securities Panel of the Australian Securities Commission until 2000, a member of the Australian Federal Government Administrative Appeals Tribunal until 2001, Chairman of Audit Victoria (government statutory authority) from 1997 to 2000, and has been a member of the State of Victoria Regulator-General Appeal Panel since 2001. Mr. Elsum is Chairman of Stodart Investment Pty. Ltd. He was founding Managing Director of Capel Court Investment Bank, and has served as Chief Executive of several major public companies, including The MLC Limited (insurance) and President of the State of Victoria Superannuation Fund (pension fund management).

				3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale Fish Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market); Financial Planning Association Limited (industry association); Aberdeen Leaders Limited (investment company).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Peter D. Sacks‡ 445 King Street West 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 58	Class II Director	Term expires 2005; Director since 1999	Mr. Sacks is currently Managing Partner of Toron Capital Markets, Inc., a company he established in 1988 to design and manage customized equity, fixed income and currency portfolios for individual and corporate clients. Mr. Sacks also serves on the Boards of Directors of Toron Capital Markets, Inc. (portfolio management), Toron Capital Management, Ltd. and Toron Asset Management, Inc.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Horizon Funds, Inc.; Cirrus Financial Concepts Inc.; Chirp Holdings, Inc.

Class III (Term expiring at the Annual Meeting to be held in 2006)

Independent Directors

Peter J. O’Connell c/o Multiplex Asset Management Level 2, No. 1 Kent St. Sydney Australia Age: 50	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell is involved in modern technology developments, has extensive business experience in the Asian region, and has served as an international mergers and acquisitions lawyer in this region. Mr. O’Connell is admitted as a solicitor in Australia and he has been Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure investment) and Executive Chairman of Multiplex Asset Management Pty. Ltd. (building, operations management) since 2003. Mr. O’Connell also served	2	Aberdeen Asia-Pacific Income Fund, Inc.; Telstra Stadium Ltd.; Commander Communications Ltd.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

as Chief Executive Officer of Lang Holdings (Aust) Pty. Ltd. (technology consulting) from 2000 to 2003; Chief Executive Officer of Ten Ventures Pty. Ltd. (establishment of media-based internet businesses) from 1999 to 2000; and Chief Executive Officer of Smart Device Marketing Company from 2001 to 2002. Mr. O’Connell was Chief of Operations of Consolidated Press Holdings Pty. Limited (supervision of private equity investments) from 1996 to 1999; Chief Executive Officer (from 1994 to 1996) and Director (from 1994 to 1999) of Hargrave Consultants Pty. Ltd. (technology consulting).

William J. Potter†° c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 55	Class III Director	Term expires 2006; Director since 1985	Mr. Potter has extensive experience in investment banking and fund management. Mr. Potter has held senior positions with Toronto Dominion Bank, Barclays Bank PLC, and Prudential Securities, Inc., as well as board of director positions with investment funds involving over $20 billion in assets since 1983. Mr. Potter has been involved in the Australian capital markets since 1974, including management and	3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade Counsel (trade association); Alexandria Bancorp (banking group in Cayman Islands); E.C.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

board of director positions with a noted Australian brokerage house. Mr. Potter is President of a U.S. investment bank and has securities licenses in both the U.S. and Canada. Mr. Potter also has extensive securities underwriting experience in various capital markets with an emphasis on natural resources.

Mr. Potter is currently President of Ridgewood Group International Ltd., an international consulting and merchant banking company, and President of Ridgewood Capital Funding, Inc., a private placement securities firm.

					Power, Inc. (energy company); Alexandria Funds.

John T. Sheehy‡°+ 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 61	Class III Director	Current term expires 2006; Director since 1985	Mr. Sheehy has over 30 years’ experience in investment banking with companies such as J.P. Morgan & Company and Bear, Stearns & Co. Inc. His specialty areas include securities valuation, public offerings and private placements of debt and equity securities, mergers and acquisitions and management buyout transactions. He has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (private equity) since 1997.	3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

†	Messrs. Elsum, Miles and Potter are members of the Contract Review Committee.

‡	Messrs. Aaronson, Sacks and Sheehy are members of the Audit and Valuation Committee.

°	Messrs. Miles, Potter and Sheehy are members of the Nominating Committee.

#	Effective December 10, 2003, Mr. Elsum was redesignated as a Class II Director whose term expires at the 2005 Annual Meeting of Stockholders and when his successor is duly elected and qualifies. Prior to his redesignation, he had been a Class III Director with a term expiring in 2006.

+	Effective February 18, 2004, Mr. Sheehy was redesignated as a Class III Director whose term expires at the 2006 Annual Meeting of Stockholders and when his successor is duly elected and qualifies. Prior to his redesignation, he had been a Class I Director with a term expiring in 2004. As discussed earlier in this proxy statement, Mr. Sheehy has asked, and the Board has agreed, that he will stand for election at the 2004 Annual Meeting for the remainder of his term as a Class III Director.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that stockholders vote FOR the election of the Fund’s three nominees to the Fund’s Board of Directors.

PROPOSAL 2:	STOCKHOLDER RECOMMENDATION REGARDING DIRECTOR QUALIFICATIONS

PROPOSAL 3:	STOCKHOLDER RECOMMENDATION REGARDING VOTE REQUIRED TO ELECT DIRECTORS

Background to Proposals 2 and 3

The Fund has previously notified its stockholders, in proxy material in connection with the Fund’s 2003 Annual Meeting of Stockholders, as well as in the Fund’s semi-annual and annual reports to stockholders, that in January 2003, the Fund’s Board of Directors adopted amended and restated bylaws to enhance corporate governance, including bylaws with respect to the election and qualifications of directors. Some of the bylaw amendments had been under consideration for several years, while others were modifications or expansions of existing bylaws.

The bylaw amendments established qualifications for Fund directors which were designed to assure that individuals have the type of background and experience necessary to provide competent service as directors of a closed-end fund that invests in Australian equity securities. The amended bylaws also require that directors be elected by the affirmative vote of the holders of a majority of the Fund’s outstanding shares. The bylaws previously required the affirmative vote of the holders of a majority of shares present at the meeting and entitled to vote. The Board of Directors has determined, based upon regulatory developments discussed below, to solicit stockholder recommendations regarding director qualifications and the vote required to elect directors. In determining to solicit such stockholder recommendations, the Board also took into consideration proposals submitted to the Fund by certain stockholders with respect to the same issues.

In July 2003, the Division of Corporation Finance of the Securities and Exchange Commission (“SEC”) issued a report (“SEC Report”) in which it reviewed the proxy process regarding the nomination and election of directors. Shortly thereafter, the SEC issued proposed regulations and, in November 2003, the SEC adopted new rules requiring disclosure of nominating committee functions. In adopting the new disclosure requirements, the SEC noted that nominating committees should describe any specific, minimum qualifications that the nominating committee believes must be met by a nominating committee-recommended nominee for a position on the Board of Directors, and a description of any specific qualities or skills that the nominating committee believes are necessary for one or more of the directors to possess.

Proposal 2: Director Qualifications

In order to give stockholders a more meaningful role in the nominating process, the Fund’s Board of Directors has resolved to present Proposal 2 to the stockholders, pursuant to which the stockholders may cast votes indicating their recommendation as to whether the Board should amend Article III, Section 2(b) of the Fund’s bylaws, which contains the current director qualifications (the “Current Director Qualifications”), by adopting alternative director qualifications (the “Alternative Director Qualifications”). The language of the Current Director Qualifications and the Alternative Director Qualifications is presented below. The Fund’s bylaws may be amended only by the Board of Directors. However, the Board of Directors has resolved to take such action as is necessary to implement the stockholder recommendation on Proposal 2. Accordingly, a vote “for” Proposal 2 is a vote to recommend that the Board amend Article III, Section 2(b) of the bylaws by adopting the Alternative Director Qualifications. A vote “against” Proposal 2 is a vote to recommend that the Board take no action with respect to Article III, Section 2(b) and retain the Current Director Qualifications.

If a majority of the votes cast on Proposal 2 is cast “for” Proposal 2, then the stockholders will have recommended that the Board amend Article III, Section 2(b) of the bylaws by adopting the Alternative Director Qualifications. In that case, the Board of Directors will meet promptly after the 2004 Annual Meeting of Stockholders and amend Article III, Section 2(b) of the bylaws to adopt the Alternative Director Qualifications. In such case, the Board of Directors will also not make any further substantive modifications to Article III, Section 2(b) of the bylaws, unless the Board has first obtained a stockholder vote recommending such modifications, similar to the vote requested in the current proposal; provided, however, that the Board will make any modifications to the bylaws as may be required by law or regulation, without obtaining a vote of stockholders with respect to such modifications.

If a majority of the votes cast on Proposal 2 is cast “against” Proposal 2, then the stockholders will have recommended to the Board to retain the Current Director Qualifications and the Board of Directors will take no further action at this time with respect to Article III, Section 2(b) of the bylaws.

Current Director Qualifications

The Fund’s current bylaws with respect to qualification of directors (“Current Director Qualifications”) provide:

(1) To qualify as a nominee for a directorship, an individual, at the time of nomination, (i) shall have substantial expertise, experience or relationships relevant to the business of the Corporation, (ii) shall have a master’s degree in economics, finance, business administration or accounting, a degree in engineering, a graduate professional degree in law, engineering or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States or Australia; (iii) shall not serve as a director or officer of another closed-end investment company unless such company is managed by the Corporation’s investment manager or investment adviser or by an affiliate of either; and (iv) shall be at least one of the following: (A) a citizen of Australia for whom Australia has been a primary residence for at least five years after reaching the age of 21; (B) a present or former director of, member of the supervisory board or senior executive officer of, or senior consultant to, (1) at least one company the securities of which, or of an affiliate or successor of which, are principally listed or traded on a securities exchange located in Australia or (2) a securities exchange located in Australia; (C) a present or former ambassador, minister, consul or economic, financial or commercial attaché of Australia or of another country to Australia; (D) a present or former director or senior executive officer of an investment adviser, investment manager or an administrator for the Corporation, or of any person controlling, or under common control with, an investment adviser, investment manager or an administrator for the Corporation; (E) a present officer of the Corporation; (F) an individual who has served at least five years as a director, trustee or senior investment officer (or in a capacity comparable to any such position) of an investment company (as defined under the Investment Company Act whether or not registered thereunder), the assets of which during that period have been invested primarily in securities of issuers organized under the laws of Australia, having their principal place of business in Australia, or whose securities have their principal trading market in Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the Philippines, Singapore, South Korea, Taiwan or Thailand; or (G) an individual who has served at least five years as a senior executive officer with responsibility for directing or managing the operations in Australia of a company with substantial operations in Australia.

The bylaws also require that to qualify as a nominee for a directorship or election as a director, an individual who is an incumbent director shall not have violated any provision of the Fund’s Conflict of Interest and Corporate Opportunities Policy, and a nominee who is not an incumbent director shall not have a relationship, hold any position or office or otherwise engage in any activity that would result in a violation of the Policy if the individual were elected as a director. The Conflict of Interest and Corporate Opportunities Policy was adopted to generally preclude any material conflicts or improprieties with respect to actions of the individual directors or officers and to require any permissible waivers of the Policy to be promptly disclosed to the stockholders.

Alternative Director Qualifications

The Alternative Director Qualifications would provide:

(1) To qualify as a nominee for a directorship, each candidate, at the time of nomination, must possess at least the following specific minimum qualifications:

(i) A nominee shall have at least five years experience in either investment management, economics, public accounting or Australian business.

(ii) A nominee shall have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country.

(iii) A nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Compliance with the Fund’s Conflict of Interest and Corporate Opportunities Policy would technically not be termed a “qualification” for a nominee or election as a director, but would be retained as a standard to be applied by the Nominating Committee in selecting nominees and a policy with which all directors must comply.

The Board of Directors encourages stockholders to vote on Proposal 2 but makes no recommendation as to how stockholders should vote on the Proposal.

Proposal 3: Vote Required to Elect Directors

In the SEC Report, the Division of Corporation Finance discusses alternative voting formulations to elect directors. In light of current developments and debates on this subject, and in order to give stockholders a more meaningful role in the election process, the Board of Directors has resolved to present Proposal 3 to the stockholders, pursuant to which the stockholders may cast votes indicating their recommendation on whether the Board should amend Article III, Section 3 of the bylaws, which provides that directors shall be elected by a majority of the votes outstanding and entitled to vote in the election of directors (the “Current Vote Requirement”). The amendment would provide that directors shall be elected by a plurality of the votes cast (the “Alternative Vote Requirement”).

The language of the Current Vote Requirement and the Alternative Vote Requirement is presented below. As stated above, the Fund’s bylaws may be amended only by the Board of Directors. However, the Board of Directors has resolved to take such action as is necessary to implement the stockholder recommendation on Proposal 3. Accordingly, a vote “for” Proposal 3 is a vote to recommend that the Board amend Article III, Section 3 of the bylaws by adopting the Alternative Vote Requirement. A vote “against” Proposal 3 is a vote to recommend that the Board take no action with respect to Article III, Section 3 and retain the Current Vote Requirement.

If a majority of the votes cast on Proposal 3 is cast “for” Proposal 3, then the stockholders will have recommended that the Board amend Article III, Section 3 of the bylaws by adopting the Alternative Vote Requirement. In that case, the Board of Directors will meet promptly after the 2004 Annual Meeting of Stockholders and amend Article III, Section 3 of the bylaws to adopt the Alternative Vote Requirement. In such a case, the Board of Directors will also not make any further substantive modifications to Article III, Section 3 of the bylaws, unless the Board has first obtained a stockholder vote recommending such modifications, similar to the vote requested in the current proposal; provided, however, that the Board will make any modifications to the bylaws as may be required by law or regulation, without obtaining a vote of stockholders with respect to such modifications.

If a majority of the votes cast on Proposal 3 is cast “against” Proposal 3, then the stockholders will have recommended that the Board retain the Current Vote Requirement and the Board of Directors will take no further action at this time with respect to Article III, Section 3 of the bylaws.

Current Vote Requirement

The Fund’s bylaws currently require that directors be elected by a vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. The Board adopted this standard in order for the holders of a majority of the Fund’s shares of common stock, rather than a minority interest, to determine who should be elected as directors.

For example, assume that a corporation has 100 shares outstanding, 80 of those shares are represented in person or by proxy at a meeting of stockholders, and there are two nominees for election for a single directorship. Candidate A receives 60 votes, Candidate B receives 10 votes, and votes are withheld by the holders of 10 shares. Since the vote required to elect a director is 51 shares, Candidate A will be elected.

However, in the same example, if Candidate A receives 45 votes, Candidate B receives 25 votes, and votes are withheld by the holders of 10 shares, neither Candidate A or B will be elected, because neither has received a majority of the outstanding shares. In such a case, the director then in office whose successor has not been elected would, in accordance with the provisions of the Maryland General Corporation Law, hold over until his or her successor is elected and qualifies.

Alternative Vote Requirement

The alternative vote requirement (“Alternative Vote Requirement”) would provide that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. The Maryland General Corporation Law provides that in the absence of a charter or bylaw provision to the contrary, the Plurality Vote Requirement would apply. With a plurality vote, the candidate who receives more affirmative votes than are received by any other candidate will win.

For example, assume the same corporation with 100 shares outstanding, 80 of those shares are represented in person or by proxy at a meeting of stockholders, and there are two nominees for election for a single directorship. If Candidate A receives 50 votes, Candidate B receives 20 votes, and votes are withheld by the holders of 10 shares, Candidate A will be elected, because Candidate A has received more votes than Candidate B, even though this is not a majority of the outstanding shares. Even if Candidate A receives 10 votes, Candidate B receives 5 votes and votes are withheld with respect to 65 shares, Candidate A would be elected, because Candidate A has received more votes than Candidate B.

The Board of Directors encourages stockholders to vote on Proposal 3 but makes no recommendation as to how stockholders should vote on the Proposal.

APPOINTMENT OF BGB REPRESENTATIVE TO THE BOARD OF DIRECTORS

Bankegesellschaft Berlin AG (“BGB”), the holder of approximately 32% of the Fund’s shares of common stock as of the Record Date, notified the Fund of BGB’s intention to submit at the Meeting: (i) the nomination of three individuals to serve as Directors; (ii) a proposal to terminate the Management Agreement between the Fund and the Fund’s Investment Manager; (iii) a proposal to terminate the Investment Advisory Agreement between the Fund and the Fund’s Investment Adviser; and (iv) a proposal to urge the Board of Directors to amend the Fund’s charter to change the name of the Fund. In the past, the Board has considered the eventual representation on the Board by a representative of BGB. However, under the Current Director Qualifications, none of the individuals named by BGB in its notice meet the qualifications to serve as a director.

In the event that Article III, Section 2(b) of the bylaws is amended by the Board by adopting the Alternative Director Qualifications, then it is the intention of the Board of Directors promptly thereafter to increase the size of the Board to nine directors, which was the size of the Board prior to the resignation of Mr. Freedman in February 2004, and to elect one representative of BGB to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continues to own at least 25% of the Fund’s common stock, and further provided that such representative then satisfies the Alternative Director Qualifications.

In an amendment to BGB’s report on Schedule 13D with respect to the Fund, filed by BGB with the Securities and Exchange Commission on March 8, 2004, BGB reported that, in view of, among other things, the inclusion of Proposals 2 and 3 in this proxy statement, and the Board’s intention stated above, to appoint one representative of BGB to the Board of Directors, subject to certain conditions, BGB anticipated it will not move to submit its proposals at the Meeting.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 48	President**	Since 2004	Chief Executive and an Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since 1983); Director of Aberdeen Asset Management Asia Limited (the Fund’s current Investment Manager) (since 1991); Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (since 2000); Director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

Beverley Hendry 300 Las Olas Place 300 S.E. 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 50	Vice President***	Since 2003	Executive Director of Aberdeen Asset Management PLC (from 1991 to 2002); Chief Executive Officer of Aberdeen Fund Managers, Inc. (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 1995); Director of Aberdeen Asset Managers (C.I.) Limited (since 2001).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 30	Treasurer and Assistant Secretary**	Since 2001	Managing Director of Aberdeen Asset Managers (C.I.) Limited (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).

Roy M. Randall Level 12, Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 67	Secretary**	Since 1986	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, former Australian counsel to the Fund (from 1997 through 2002).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 11, 2003, except for Mr. Gilbert, who was elected on February 17, 2004.

**	Messrs. Gilbert, Pittard and Randall hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

***	Mr. Hendry serves as Assistant Treasurer of Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of December 31, 2003, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2003, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *

Interested Director

Hugh Young	$1 to $10,000	$1 to $10,000

Independent Directors

Anthony E. Aaronson	$10,001 to $50,000	$10,001 to $50,000
David L. Elsum	$10,001 to $50,000	$10,001 to $50,000
Neville J. Miles	$10,001 to $50,000	$10,001 to $50,000
Peter J. O’Connell	$1 to $10,000	$10,001 to $50,000
William J. Potter	$1 to $10,000	$10,001 to $50,000
Peter D. Sacks	$1 to $10,000	$10,001 to $50,000
John T. Sheehy	$10,001 to $50,000	$50,001 to $100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

For the period ended December 31, 2003, none of the Independent Directors or their immediate family members owned any shares of the then Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the then Investment Manager or Investment Adviser.

Messrs. Martin J. Gilbert and Christian Pittard serve as executive officers of the Fund. As of December 31, 2003, the executive officers of the Fund owned no shares of the Fund’s common stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“AMEX”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent accountants (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2003.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

Nominating Committee; Consideration of Potential Director Nominees

The Nominating Committee recommends nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The members of the Fund’s Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

The Nominating Committee has historically determined not to consider director candidates recommended by security holders, but it does not have a policy with regard to the consideration of such candidates. The Board of Directors does not currently have a Nominating Committee charter. However, in light of the SEC’s recent adoption of enhanced nominating committee disclosure requirements, and proposed rules regarding security holder director nominations, the Board of Directors has concluded it would be appropriate to adopt a Nominating Committee charter and a policy regarding the consideration of director candidates recommended by stockholders. The Board expects, during the current fiscal year, to adopt a Nominating Committee charter and other formal policies that are responsive to such requirements, and to such rules regarding security holder director nominations as may be adopted by the SEC.

Although the Nominating Committee does not consider director candidates recommended by security holders, stockholders can present proposals, including the nomination of a director, for inclusion in the Fund’s proxy statement or for presentation at a stockholders’ meeting. The Fund’s bylaws (Article II, Section 11) contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director include (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund to make such determination, (E) sufficient information to enable the Nominating Committee of the Board of Directors to make the determination as to the proposed nominee’s qualifications required under Article III, Section 2(b) of the bylaws, and (F) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) as to the stockholder giving the notice, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and (iii) as to the stockholder giving the notice, the name and address of such stockholder, as they appear on the Fund’s stock ledger and current name and address, if different. Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy from Fund, by writing to Aberdeen Asset Management, the Fund’s investor relations services provider, at 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or by sending an e-mail to Aberdeen Asset Management at InvestorRelations@aberdeen-asset.com. Stockholders can also obtain a copy of the Fund’s bylaws from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington D.C. 20549-0102.

Board and Committee Meetings in Fiscal 2003

During the Fund’s fiscal year ended October 31, 2003, the Board of Directors held four regular meetings and eight special meetings; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting; and the Nominating Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management, the Fund’s investor relations services provider, at 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or may send e-mail correspondence to the director(s) c/o Aberdeen Asset Management at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such directors will attend the meeting. However, since a majority of the Fund’s directors reside outside of the United States, the Fund recognizes that it would be impractical for most directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most directors are at substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to director attendance at annual meetings of stockholders. No Directors attended the 2003 annual meeting of stockholders.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. In December 2003, in recognition of the increased amount of responsibility to be imposed upon Independent Directors by regulatory initiatives undertaken, or in the process of being proposed, by the SEC and the U.S. stock exchanges, and the additional amount of time, attention and frequency of Board and Committee meetings that this will entail, the Board of Directors, upon the recommendation of the Fund’s Nominating Committee, approved an increase in the fees payable to each Independent Director of the Fund from an aggregate fee of $16,000 per year, inclusive of attendance at in-person and telephonic Board meetings, to an aggregate fee of $18,500 per year. This increase became effective January 1, 2004. Members of the Fund’s Audit and Valuation Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

Compensation Table

Fiscal Year Ended October 31, 2003

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Anthony E. Aaronson	$17,000	N/A	N/A	$39,000	(2)
David Lindsay Elsum	$16,000	N/A	N/A	$53,500	(3)
Laurence S. Freedman‡	$0	N/A	N/A	$0	(2)
Howard A. Knight°	$11,000	N/A	N/A	$21,500	(2)
Neville J. Miles	$25,000	N/A	N/A	$71,250	(3)
Peter O’Connell	$16,000	N/A	N/A	$37,000	(2)
William J. Potter	$22,500	N/A	N/A	$70,125	(3)
Peter D. Sacks	$17,000	N/A	N/A	$63,500	(3)
John T. Sheehy	$27,500	N/A	N/A	$75,625	(3)
Hugh Young	$0	N/A	N/A	$0	(1)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2003.

‡	Mr. Freedman resigned in February 2004. Mr. Freedman was paid consulting fees by the Fund’s then Investment Manager equal to the fees paid to Independent Directors of funds in the fund complex of which Mr. Freedman was a director. For the fiscal year ended October 31, 2003, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $32,000 with respect to the two funds of which Mr. Freedman was a director in the fund complex, of which $16,000 was paid with respect to the Fund.

°	Mr. Knight died in May 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and

persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the AMEX. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2003, its Reporting Persons complied with all applicable filing requirements. Ms. Alison Briggs, for the fiscal year ended October 31, 2003, and Mr. Steven Robinson, for the fiscal year ended October 31, 2002, both “affiliated persons” of the Investment Adviser, filed Form 3 Initial Statements of Beneficial Ownership of the Fund’s securities subsequent to the 10 day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Managers (C.I.) Limited, a wholly-owned subsidiary of Aberdeen Asset Management PLC, served as investment manager to the Fund pursuant to a management agreement dated December 22, 2000. In December 2003, the Board of Directors approved the transfer by Aberdeen Asset Managers (C.I.) Limited (“AAMCIL) to Aberdeen Asset Management Asia Limited (“AAMAL”), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of the rights and obligations of AAMCIL under the management agreement referred to in the preceding sentence, and under the investment advisory agreement among the Fund, AAMCIL and Aberdeen Asset Management Limited (the Fund’s “Investment Adviser”) dated December 22, 2000. Effective March 8, 2004, AAMAL became the investment manager of the Fund (the “Investment Manager”) pursuant to a management agreement dated as of March 8, 2004. Aberdeen Asset Management Limited continues to serve as the Fund’s Investment Adviser, pursuant to an investment advisory agreement among the Fund, AAMAL and the Investment Adviser dated as of March 8, 2004. Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had, since 2001, been providing portfolio management, research and trading services to the Fund pursuant to a memorandum of understanding to which AAMAL, AAMCIL and the Investment Adviser were parties. Thus, the persons who provided day-to-day portfolio management of the Fund prior to the transfer will continue to provide such services after the transfer. The nature and quality of the investment management services to be provided to the Fund by AAMAL will not be materially different from those provided to the Fund by AAMCIL. The transfer is not intended to, and will not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund. Nor will the transfer result in any change in the terms of the Fund’s management agreement and advisory agreement, other than in the name of the investment manager.

AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAMCIL is a Jersey, Channel Islands corporation with its registered office located at No. 1 Seaton Place, St. Helier, Jersey JE4 8YJ, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (“AAMHL”), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. AAMAL, AAMCIL and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen”), a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager, a Director of the Investment Adviser, and a Director of AAMCIL. Mr. Young is a stockholder of Aberdeen Asset Management PLC.

Under the terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management), an affiliate of the Investment Manager and the Investment Adviser, provides investor relations services to the Fund for a monthly retainer of $5,000, plus out-of-pocket expenses.

On December 22, 2000, all of the shares of the Fund’s then Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited (“EICIL”) were transferred to Aberdeen, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman (a former director of the Fund) and Brian M. Sherman are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. The preference shares issued by Aberdeen were redeemed in three annual installments. The final installment was redeemed on October 31, 2003 for an aggregate consideration of approximately US 17,550,000. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Fund’s then Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as Directors of the Fund’s then Investment Manager.

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT ACCOUNTANTS

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2004.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2003. The members of the Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$93,000	$0	$0	$0
2002	$73,000	$0	$0	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below.

Non-audit fees in the amounts of $29,000 for the fiscal year ended October 31, 2003, and $12,000 for the fiscal year ended October 31, 2002, were billed by PwC for services rendered to the Fund, and to AAMCIL (the Fund’s then Investment Manager) and the Fund’s Investment Adviser. For 2003, these fees were for agreed upon procedures performed on behalf of AAMCIL in connection with the conversion of fund accounting for an affiliated fund managed by AAMCIL. For 2002, these fees were for a tax project for AAMCIL.

For the fiscal years ended October 31, 2003 and October 31, 2002, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s then Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent auditor (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the independent auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s independent directors. In determining whether to engage the auditor for its audit services, the Audit and Valuation Committee will consider the auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Administrator. The Fund’s administrator is Prudential Investments LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or EquiServe Trust Company, N.A., the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. (“Georgeson”) has been retained to assist in the solicitation of proxies. Georgeson will be paid approximately $6,500 by the Fund, and the Fund will reimburse Georgeson for its related expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 22, 2004. As mentioned above, Georgeson has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC, as of March 8, 2004, the only beneficial owner of more than five percent of the voting securities of the Fund was:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock, par value $0.01 per share	Bankgesellschaft Berlin AG Alexanderplatz 2 D-10178 Berlin, Germany	5,374,949	32%

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2005 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such proposal must be received by the Secretary no later than November 22, 2004.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2005 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such notice must be received by the Secretary no sooner than December 21, 2004 and no later than January 20, 2005 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Roy M. Randall, Secretary

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

March 19, 2004

PROXY

ABERDEEN AUSTRALIA EQUITY FUND, INC.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders—April 20, 2004

The undersigned stockholder of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Hilton Newark Gateway, Newark, New Jersey on Tuesday, April 20, 2004, at 11:30 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof, except for Proposal 2 and Proposal 3, for which no discretion is granted to the Proxy holder.

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PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND

RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

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(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

(1)(A)	Election of the following two nominees to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify: Anthony E. Aaronson and Neville J. Miles	For ☐	Withhold Authority ☐
You may withhold authority to vote for one of the above nominees by marking the FOR box and striking out the name of any such nominee. Your shares will be voted for the remaining nominee.
(1)(B)	Election of the following nominee to serve as a Class III Director for the remainder of a term term to expire in 2006 and until his successor is duly elected and qualifies: John T. Sheehy	For ☐	Withhold Authority ☐

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO VOTE ON PROPOSALS 2 AND 3 BUT MAKES NO RECOMMENDATION AS TO HOW STOCKHOLDERS SHOULD VOTE ON THESE PROPOSALS.

2	Recommendation to Amend Article III, Section 2(b) of the Fund’s Bylaws, Governing Director Qualifications, as more fully described in the Proxy Statement	For ☐	Against ☐	Abstain ☐
3	Recommendation to Amend Article III, Section 3 of the Fund’s Bylaws, Governing the Vote Required to Elect Directors, as more fully described in the Proxy Statement	For ☐	Against ☐	Abstain ☐

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature

Signature (if held jointly)

Date